                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                       __________________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): June 5,
1998

                    American Gaming & Entertainment, Ltd.
             (Exact Name of Registrant as Specified in Charter)


                                 Delaware
                     (State or Other Jurisdiction of
                      Incorporation or Organization)


  0-19049                                                    74-2504501
 (Commission                                                (IRS
Employer
  File Number)
Identification No.)


              One Woodland Avenue, Paramus, New Jersey 07652
                 (Address of Principal Executive Offices)

       Registrant's telephone number, including area code:  (609)
822-8505


                             Not Applicable
 (Former Name, Address and Former Fiscal Year, if Changed Since
Last Report)



                               1 of 3
American Gaming & Entertainment, Ltd.
SEC Form 8-K

Item 5.  Other Events

The Registrant has a 24.5% beneficial equity interest (the "RSR Interest") in RSR, LLC, representing the equivalent of a 4.9% equity interest in a riverboat gaming and entertainment complex in the City of Rising Sun, Indiana on the Ohio River. Legal title to the RSR Interest has been transferred by the Registrant to NBD Bank, N.A., as trustee ("NBD"). NBD must sell or otherwise dispose of the RSR Interest on or before August 23, 1998 in accordance with the provisions of a trust agreement entered into between the Registrant and NBD. On June 5, 1998, International Game Technology, Inc. filed a motion for pre-judgment garnishment in the Marion Superior Court, State of Indiana, against the Registrant and NBD Bank, N.A. as Trustee (Cause No. 49D07-9806-CP-0800). International Game Technology, Inc. is seeking a order by such court to the sheriff of Marion County, Indiana to seize and hold any proceeds from the sale of the RSR Interest, pending the trial and judgment on a complaint (the "IGT Complaint") by IGT - North America ("IGT") against the Registrant in the Circuit Court of Harrison County, Mississippi, Second Judicial District. The IGT Complaint seeks a judgment against the Registrant under a guaranty agreement by the Registrant to IGT of (i) the principal amount of approximately $3,306,000 plus accrued interest and (ii) reasonable attorneys fees.

As previously disclosed in the Registrant's Current Report on Form 8-K dated May 26, 1998, IGT has alleged that the settlement of the IGT Complaint was contingent on the Registrant and Shamrock Holdings Group, Inc., the Registrant's major stockholder and creditor, and related entities (collectively, "Shamrock") waiving any claim to payments made by President Mississippi Charter Corporation to AMGAM Associates, a wholly-owned subsidiary of the Registrant currently in bankruptcy, relating to the purchase of IGT slot machines from AMGAM Associates. The Registrant stated in its Current Report on Form 8-K dated May 26, 1998 that, as of May 26, 1998, Shamrock had refused to waive such claim. Such Form 8-K is hereby amended to state that, to the best of the Registrant's knowledge, as of May 26, 1998 Shamrock has refused to execute the waiver of such claim requested by IGT.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             American Gaming & Entertainment, Ltd.


                             _____________________________________
                                   (Registrant)

DATE:  June 11, 1998


                             By:/s/ J. Douglas Wellington

                             _____________________________________




                             J. DOUGLAS WELLINGTON
                             President and Chief Executive Officer
                             and Principal Accounting Officer